                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                            ------------------------

                               FORM 8-K AMENDMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2001

                            The Bethlehem Corporation
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             (Exact name of registrant as specified in its charter)

    Pennsylvania                     1-4676                 24-0525900
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)           Identification No.)

               25th and Lennox Streets, Easton, Pennsylvania 18045
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (610) 258-7111

                                       N/A
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         (Former name or former address, if changed since last report.)

            Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On  July  12,  2001,  BDO  Seidman,  LLP  ("BDO")  resigned  as  the
Registrant's  independent auditors for the fiscal year ended May 31, 2001. BDO's report on the financial  statements of the Registrant for the fiscal years ended
May 31, 2000 and May 31, 1999, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainity,  audit scope or accounting  principles.  The opinion did contain an explanatory  paragraph about the Company's  ability to continue as a going concern.  Since March 6, 1997, the date of  engagement,  through July 12, 2001,  the date the  relationship  ended, there were no other  reportable  events or  disagreements  with BDO to report in response to Item 304(a) of Regulation S-B.

            Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit  16 -  Letter,  dated  August  13,  2001,  from  BDO  to the
Securities and Exchange Commission.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               The Bethlehem Corporation

Dated:  August 13, 2001                        By: /s/ Antoinette L. Martin
                                                   -----------------------------
                                               Antoinette L. Martin
                                               Vice President, Finance
                                               (Principal Financial and
                                               Accounting Officer)

                                                                      EXHIBIT 16

August 13, 2001

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have been  furnished  with a copy of the  response  to Item 4 of the Form 8-K amendment  for the event  that  occurred  on July 12,  2001,  to be filed by our former client, The Bethlehem  Corporation.  We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

BDO Seidman, LLP